CENTRE FUNDS

Centre Active U.S. Tax Exempt Fund

Supplement Dated August 22, 2018 to
Prospectus Dated January 29, 2018 (the “Prospectus”), as amended or supplemented, and
Statement of Additional Information Dated January 29, 2018, as amended or supplemented (the “SAI”)

At a special meeting of shareholders held on August 22, 2018, the shareholders of Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a series of Centre Funds (the “Trust”), approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Tax Exempt Fund into Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust (the “Reorganization”). The Board of Trustees of the Trust previously approved the Plan providing for the Reorganization.

Following the completion of the Reorganization, which is expected to be on or about August 24, 2018, and pursuant to the terms of the Plan, Investor Class and Institutional Class shareholders of the Tax Exempt Fund will become shareholders of the Infrastructure Fund and will receive Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS AND SAI FOR FUTURE REFERENCE.